SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Exhibit 10.8

TRANSPORTATION SERVICES AGREEMENT

BY AND BETWEEN

OASIS MIDSTREAM SERVICES LLC

AND

OASIS PETROLEUM MARKETING LLC

DATED AS OF

May 9th, 2016

JOHNSON’S CORNER PIPELINE SYSTEM

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

i

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBITS

Exhibit A	Term and Minimum Volume Commitment
Exhibit B	Pro Forma Rules and Regulations
Exhibit C	Pro Forma Tariff Rates
Exhibit D	MVC Shortfall Fee Example
Exhibit E	Form of Monthly Statement

ii

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Agreement No. 001

TRANSPORTATION SERVICES AGREEMENT

This Transportation Services Agreement (this “Agreement”) dated as of May 9th, 2016 (the “Effective Date”) is by and between Oasis Midstream Services LLC, a Delaware limited liability company (“Carrier”) and Oasis Petroleum Marketing LLC, a Delaware limited liability company (“Shipper”). Carrier and Shipper may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A. Carrier is constructing and will own and operate a common carrier crude petroleum pipeline system in North Dakota (the “Johnson’s Corner Pipeline System”).

B. Shipper requires certain pipeline and transportation infrastructure to transport its Crude Petroleum.

C. Shipper has agreed to a long-term volume commitment which will allow Shipper to utilize a portion of the capacity on the Johnson’s Corner Pipeline System at rates described herein, and subject to regulatory approval, Carrier will provide Committed Firm Capacity to Shipper, under normal operating conditions not subject to prorationing, on the terms and conditions hereinafter set forth.

D. Carrier has conducted a binding open season that terminated on May 9th, 2016, to determine the levels of shippers’ interest in becoming Committed Shippers on the Johnson’s Corner Pipeline System, and the Parties are entering into this Agreement pursuant to Shipper’s successful bid during the open season.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

Adverse Ruling. As defined in Section 7.3.

Affiliate. Any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person. Affiliated shall have the correlative meaning. The term “control” (including its derivatives and similar terms) shall mean possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract or otherwise. Notwithstanding the foregoing, any Person shall be deemed to control any specified Person if such Person owns 50% or more of the voting securities of the specified Person, or if the specified Person owns 50% or more of the voting securities of such Person, or if 50% or more of the voting securities of the specified Person and such Person are under common control.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Agreement. As defined in the preamble hereof.

Annual Commitment. The volume of Crude Petroleum set forth for each Contract Year on Exhibit A in the column labeled as such.

Applicable Law. Any law (including any Environmental Law), rule, regulation, ordinance, code, order, writ, judgment, decree or rule of common law or any judicial or administrative interpretation thereof or other legal or regulatory determination by a Governmental Authority of competent jurisdiction.

Barrel. 42 Gallons at 60 degrees Fahrenheit and zero gauge pressure.

BPD. Barrels per Day.

Business Day. Any calendar Day on which commercial banks in Houston, Texas are open for business.

Carrier. As defined in the preamble of this Agreement.

Commencement Date. The first Day of the Month which is at least 30 Days following Shipper’s receipt of Carrier’s written notice that the Johnson’s Corner Pipeline System will be ready to transport Crude Petroleum and Carrier is otherwise ready, willing and able to perform the services under this Agreement on such first Day.

Committed Firm Capacity. The highest level of transportation service on the Johnson’s Corner Pipeline System which shall not be subject to prorationing under normal operating conditions as stated in Item 150 of the Rules and Regulations.

Committed Rate. The rate set forth as the “Committed Shipper Rate” applicable to transportation between Receipt Point(s) and Delivery Point(s), as set forth on Exhibit C and as adjusted pursuant to Section 5.2.

Committed Shipper. As defined in the Rules and Regulations.

Committed Volumes. As defined in the Rules and Regulations.

Confidential Information. As defined in Section 16.6(a).

Contract Year. Each of (a) the period from the Commencement Date through December 31, 2016, (b) the period from January 1, 2017 to December 31, 2017 and (c) each period of 12 consecutive Months thereafter.

Crude Petroleum. Any mixture of hydrocarbons that is produced from an oil and gas well as a liquid and remains liquid at atmospheric pressure.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Cumulative Minimum Volume Commitment. As of the end of any Contract Year, the sum of the Annual Commitment for such Contract Year and the Annual Commitments for each prior Contract Year.

Cumulative MVC Credit Volumes. With respect to any Contract Year, the sum of the MVC Credit Volumes for such Contract Year and the MVC Credit Volumes for each prior Contract Year, plus the total MVC Shortfall Volumes for all prior Contract Years with respect to which Shipper has paid the MVC Shortfall Fee, but only to the extent that Shipper has not received a MVC Shortfall Fee Credit for such volumes pursuant to Section 5.3(b).

Daily Volume Commitment. The volume of Crude Petroleum set forth for each Contract Year on Exhibit A in the column labeled as such, which shall not be less than 3500 Barrels per Day.

Day. A period commencing at 7:00 a.m., Central Standard Time, on a calendar day and ending at 7:00 a.m., Central Standard Time, on the next succeeding calendar day. Daily shall have the correlative meaning.

Delivery Point. The outlet flange from the Johnson’s Corner Pipeline System where Carrier makes deliveries to the planned third party facilities of Energy Transfer’s Dakota Access Pipeline and Tesoro High Plains Pipeline Company and other 3rd party facilities as may be connected in the future, as set forth on Exhibit C.

Effective Date. As defined in the preamble of this Agreement.

Environmental Laws. All Applicable Laws pertaining to the presence or release of environmental contaminants (including any Hazardous Materials), or relating to natural resources (including any protected species) or the environment (including the air, water, surface or subsurface of the ground) as same are in effect at any time and including the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as amended by Superfund Amendments and Reauthorization Act (“SARA”), 42 U.S.C. §§ 9601 et seq.; Resource Conservation and Recovery Act (“RCRA”), as amended by the Solid Waste Disposal Act (“SWDA”), 42 U.S.C. §§6901 et seq.; Federal Water Pollution Control Act (“FWPCA”), as amended by the Clean Water Act (“CWA”), 33 U.S.C. §§ 1251 et seq.; Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; Clean Air Act (“CAA”), 42 U.S.C., §§ 7401 et seq.; and Toxic Substances Control Act (“TSCA”), 15 U.S.C., §§ 2601 et seq., as each are amended from time to time, and any similar state or local enactments by Governmental Authorities.

FERC. The Federal Energy Regulatory Commission.

Force Majeure. As defined in Section 12.2.

Gallon. One U.S. gallon, which is equal to 231 cubic inches.

Governmental Authority. Any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Hazardous Materials. Collectively, (a) materials defined as “hazardous substances” in CERCLA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to this Agreement or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (b) materials defined as “hazardous wastes” in RCRA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to this Agreement or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (c) petroleum or petroleum product; (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance, including naturally occurring radioactive material, regulated under or within the meaning of any applicable Environmental Law.

Johnson’s Corner Pipeline System. As defined in the recitals of this Agreement.

Measurement Facilities. Facilities or equipment used to measure the volume of Crude Petroleum, which may include meters, isolation valves, recording devices, communication equipment, buildings and barriers.

Month. A period commencing at 7:00 a.m., Central Standard Time, on the first Day of a calendar month and extending until 7:00 a.m., Central Standard Time, on the first Day of the next succeeding calendar month. Monthly shall have the correlative meaning.

MVC Credit Volumes. With respect to each Contract Year, the sum of (a) the aggregate number of Barrels of Shipper’s Crude Petroleum received by Carrier at the Receipt Point(s) as Committed Volumes under this Agreement during such Contract Year and (b)the aggregate number of Barrels of Crude Petroleum tendered by Shipper for delivery at a Receipt Point as Committed Volumes but not received by Carrier (including as a result of Force Majeure affecting Carrier); provided, however, that the volumes credited under the foregoing clause (b) for any Day shall not exceed [***]% of the Daily Volume Commitment on such Day.

MVC Shortfall Fee. As defined in Section 5.3(a).

MVC Shortfall Fee Credit. As defined in Section 5.3(b).

MVC Shortfall Volumes. As defined in Section 5.3(a).

Oil Pipeline Index. The index published under that title by FERC as provided in 18 C.F.R. § 342.3 and any successor publication or, if such index is no longer available, the rate adjustment generally applicable at the time to Carrier’s tariff rates.

Parties. As defined in the preamble of this Agreement.

Party. As defined in the preamble of this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Permit. Any permit, license (including seismic or geophysical licenses, where applicable), certification, concession, approval, consent, ratification, waiver, authorization, clearance, confirmation, exemption, franchise, designation, variance, qualification or accreditation issued, granted, given or otherwise made available by or under any Governmental Authority or pursuant to any Applicable Law.

Person. An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

New Shipper. As defined in the Rules and Regulations.

Nomination. As defined in the Rules and Regulations.

Reasonable and Prudent Operator. A Person using reasonable efforts to perform its obligations under this Agreement exercising the degree of skill, diligence, prudence and foresight that would reasonably and ordinarily be expected from a skilled and experienced operator complying with all Applicable Laws and engaged in the same type of undertaking under the same or similar circumstances.

Receipt Point. The inlet valve at the Measurement Facilities located in the northwest corner of Section 35 T151N R98W, McKenzie County, North Dakota or other receipt points as mutually agreed upon by the Parties, as set forth on Exhibit C.

Regular Shipper. As defined in the Rules and Regulations.

Rules and Regulations. The rules and regulations attached to any Tariff, substantially in the form of the pro forma rules and regulations set forth on Exhibit B.

Shipper. As defined in the preamble of this Agreement.

Tariff. The tariffs filed with FERC for Crude Petroleum transportation service, including any supplement to or reissue thereof in accordance with Section 7.3 and the Rules and Regulations attached thereto.

Term. As defined in Section 3.1.

Transfer. Any sale, assignment, conveyance or other transfer, including pursuant to an exchange. Transfers and Transferred have the correlative meanings.

Uncommitted Rate. The rate set forth as the “Uncommitted Shipper Rate” applicable to transportation between Receipt Point(s) and Delivery Point(s), as set forth on Exhibit C and as adjusted by Carrier and approved by FERC.

Uncommitted Shipper. As defined in the Rules and Regulations.

Uncommitted Volumes. As defined in the Rules and Regulations.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ARTICLE 2

CONDITIONS PRECEDENT; TRANSPORTATION SERVICES

Section 2.1 Carrier Conditions. The obligations and agreements undertaken by Carrier under this Agreement are subject to the following conditions, which are for the sole benefit of Carrier:

(a) approval by FERC of the Committed Rates and Uncommitted Rates and Committed Shipper transportation provisions in the Tariff; and

(b) receipt by Carrier, on or before the termination of the open season, of an executed copy of this Agreement in form and substance acceptable to Carrier as specified in this Agreement and Carrier’s Notice of Binding Open Season, signed by an appropriate representative of Shipper.

Section 2.2 Transportation Services. Subject to and in accordance with the terms and conditions of this Agreement and the Tariff, during the Term, Carrier shall:

(a) receive, or cause to be received, into the System, from or for the account of Shipper, at each Receipt Point, all Crude Petroleum tendered by or on account of Shipper in accordance with Shipper’s Nomination; and

(b) transport, or cause to be transported, on the System, all such Crude Petroleum to the Delivery Point(s), subject to any gains and losses pursuant to the Tariff.

Carrier shall act as a Reasonable and Prudent Operator in performing any of its other obligations under this Agreement.

Section 2.3 Tariff Obligations. The Parties shall comply with the terms of the Tariff, including Shipper’s obligations under the Tariff regarding Nominations.

ARTICLE 3

TERM OF AGREEMENT

Section 3.1 Term. This Agreement shall become effective on the Effective Date, and unless terminated earlier in accordance with its terms, shall continue in effect until the last day of the term set forth on Exhibit A, at which time this Agreement shall terminate and expire unless extended pursuant to Section 3.2 (the “Term”). Carrier’s acceptance of payment for any service performed after the termination of this Agreement shall not be deemed a renewal of this Agreement. Upon expiration of such Term, the commitments and rates provided herein shall expire and terminate. Thereafter, the Barrels tendered by Shipper for transportation on the Johnson’s Corner Pipeline System shall no longer be entitled to Committed Firm Capacity, but shall be subject to prorationing under normal operating conditions under the Tariff as Uncommitted Volumes; provided, however, that Shipper will be entitled to treatment as a Regular Shipper or a New Shipper (as applicable) under the Tariff, wherein all Barrels of Crude Petroleum actually shipped during an applicable calculation period will be included in Shipper’s representative volume for purposes of apportionment.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 3.2 Extension Term. Provided a Shipper event of default shall not have occurred and be continuing as of the date of giving notice of extension, Shipper shall have a right to extend the initial Term and any subsequent extension Term of the Agreement by giving Carrier notice of such extension by no later than three Months prior to the last Day of the initial Term or extended Term (as applicable); provided that Shipper must provide to Carrier its Daily Volume Commitment, Annual Commitment, and length of extension in an amended Exhibit A. Any term extension shall otherwise be subject to the terms and conditions of this Agreement, including the Committed Rate. Shipper’s rights under this Section 3.2 shall be in addition to its rights of first offer pursuant to Article 6.

Section 3.3 Survival. Article 1, Article 3, Section 9.4, Article 10, Article 11, Article 13, Article 14, Article 15 and Article 16 shall survive termination or expiration of this Agreement.

ARTICLE 4

FINANCIAL ASSURANCES

Section 4.1 Financial Assurances. Shipper shall provide financial assurances if and as required pursuant to Item 160 of the Rules and Regulations.

ARTICLE 5

RATES AND MINIMUM VOLUME COMMITMENT

Section 5.1 Service and Rate Election. Shipper hereby agrees to pay Carrier the applicable Committed Rates for all Committed Volumes shipped on the Johnson’s Corner Pipeline System each Day from the Receipt Point(s) to the Delivery Point(s). For any Month, Shipper can nominate (pursuant to the Tariff) volumes of Crude Petroleum as Committed Volumes up to [***]% of its applicable Daily Volume Commitment for each Day of the Month and such volumes nominated by Shipper shall be considered Committed Volumes and therefore shall receive Committed Firm Capacity on the Johnson’s Corner Pipeline System. To the extent permitted by Applicable Law and the provisions of the Tariff, the Committed Volumes shall not be subject to prorationing on the Johnson’s Corner Pipeline System. Subject to Item 150 of the Rules and Regulations and during periods of curtailment, (a) all Committed Shippers’ nominations will be confirmed up to 100% of their applicable daily volume commitment prior to confirming additional nominations for any Committed Shipper nominating volumes above 100% and up to [***]% of its applicable daily volume commitment and (b) all Committed Shippers’ Committed Volumes nominated in excess of their applicable daily volume commitment shall be curtailed prior to any curtailments of any Committed Shipper’s Committed Volumes up to 100% of its applicable daily volume commitment. Shipper shall also be entitled to treatment as a Regular Shipper or New Shipper (as applicable) under the Tariff, during any part of the Term when Shipper nominates volumes pursuant to the Tariff and not pursuant to this Agreement, and (i) Shipper shall pay the Uncommitted Rate for such volumes shipped on the Johnson’s Corner Pipeline System and (ii) such volumes shall be considered Uncommitted Volumes for purposes of the Tariff.

Section 5.2 Tariff Rate Adjustment. Commencing on July 1, 2022 and continuing annually on July 1 of each year thereafter, Carrier may adjust the Committed Rates by the Oil Pipeline Index, subject to the applicable rules, regulations and procedures of FERC. Shipper hereby consents to such adjustments and agrees to not protest the resulting rates. Shipper’s performance under this Section 5.2 is a material obligation under this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 5.3 Minimum Volume Commitment.

(a) Shipper has agreed that if the aggregate volumes of Crude Petroleum made available for delivery by Shipper at the Receipt Point(s) as Committed Volumes in any Contract Year do not at least equal a minimum volume to pay Carrier the MVC Shortfall Fee calculated and paid as provided in this Section 5.3. Following the end of each Contract Year, if there is a shortfall in the Cumulative MVC Credit Volumes as of the end of such Contract Year as compared to the Cumulative Minimum Volume Commitment as of the end of such Contract Year (any such shortfall, “MVC Shortfall Volumes”), Shipper shall pay to Carrier an amount equal to the product of the MVC Shortfall Volumes for such Contract Year multiplied by the Committed Rate in effect in such Contract Year (such amount, the “MVC Shortfall Fee”).

(b) The aggregate amount of the MVC Shortfall Fees that are paid by Shipper, if any, shall be available to be credited against amounts due in the future in respect of the Committed Rates due under Section 5.1 in the manner described in this Section 5.3(b). If at the end of any Month in any Contract Year the Cumulative MVC Credit Volumes for that Contract Year exceed the Cumulative Minimum Volume Commitment as of the end of such Month, and if Shipper has paid a MVC Shortfall Fee in respect of one or more previous Contract Years, Shipper shall be entitled to a credit (the “MVC Shortfall Fee Credit”) in an amount up to the MVC Shortfall Fees previously paid, but not to exceed the excess of the Cumulative MVC Credit Volumes over the Cumulative Minimum Volume Commitment multiplied by the Committed Rate in effect in such Contract Year. Such MVC Shortfall Fee Credit shall be applied against amounts otherwise owing in respect of such MVC Shortfall Fees until fully applied, commencing with the first Month after such MVC Shortfall Fee Credit has been earned.

(c) The invoice delivered by Carrier pursuant to Section 11.1 for the last Month of each Contract Year shall state the amount of the MVC Shortfall Fee, if any, for such Contract Year. The monthly invoice shall state the amount of the MVC Shortfall Fee Credit, if any, available to be credited against amounts owing in respect of the rates, and such invoice and each succeeding invoice, to the extent applicable, shall reflect the application of any MVC Shortfall Fee Credit. If such invoice shows a MVC Shortfall Fee, Shipper shall pay such MVC Shortfall Fee as part of the payment for such invoice.

(d) An example of the calculations relating to the MVC Shortfall Fee is set forth on Exhibit D.

ARTICLE 6

RIGHT OF FIRST OFFER

Section 6.1 Available Pipeline Capacity. Shipper shall have the opportunity to secure additional capacity available to Committed Shippers by making additional commitments to Carrier after the close of the open season which ends May 9th, 2016. In all instances, Carrier will reserve ten percent of the Johnson’s Corner Pipeline System capacity for use by Uncommitted Shippers.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 6.2 Requirements to Secure Available Pipeline Capacity. Each Committed Shipper can secure additional pipeline capacity by demonstrating that it has the ability to ship, or otherwise pay for, additional volumes of Crude Petroleum in excess of its then-existing Annual Commitment and up to the existing or to be developed capacity of the Johnson’s Corner Pipeline System as reasonably determined by Carrier. Such requests shall be for a Term of at least one year and submitted in writing from Shipper to Carrier and specify the Term and additional Daily Volume Commitment and Annual Commitment in the format of Exhibit A. Carrier shall notify all Committed Shippers of such request and allow a 30 day timeframe for all Committed Shippers to submit a request for additional pipeline capacity. Carrier and Shipper shall amend Exhibit A to reflect the increase in Shipper’s Daily Volume Commitment and Annual Commitment, in any, pursuant to this Section 6.2.

Section 6.3 Allocation. If Carrier receives multiple requests from Committed Shippers for additional pipeline capacity and the available pipeline capacity is insufficient to meet all Committed Shippers requests, then such additional pipeline capacity shall be allocated based on the lower of (a) the requested amount or (b) pro-rata based on the current Annual Commitments of the Committed Shippers requesting additional service. If there is capacity remaining after such calculation, the remaining capacity will be allocated to the other Committed Shippers requesting capacity in the same manner until all requested capacity is allocated.

ARTICLE 7

TARIFFS

Section 7.1 Tariffs on File. Prior to Commencement Date, Carrier shall file with FERC initial tariffs, which shall generally be in the forms attached hereto as Exhibit C, providing for Committed Firm Capacity shipments from the Receipt Point(s) to the Delivery Point(s). To the extent consistent with Applicable Law, Shipper agrees to support and take such actions and do such things as Carrier shall reasonably request in connection with its applications for, and the processing of petitions, certificates, approvals and authorizations of any Governmental Authorities; provided, however, that nothing herein shall prevent Shipper from protesting in a manner consistent with Applicable Law: (a) if this Agreement is terminated or (b) if the Johnson’s Corner Pipeline System has been abandoned by Carrier. Carrier agrees to take such actions as may be appropriate before FERC or any other Governmental Authority to resist and oppose any challenge or protest that is inconsistent with this Agreement or the Tariff. In the event of a conflict between any provision of this Agreement and the Tariff, the provisions of the Tariff shall control.

Section 7.2 New Connections. In the event that Carrier establishes new connections with additional pipelines, Carrier will amend its Tariff to provide for such new connections to be included as delivery points for which Committed Firm Capacity can be provided hereunder, and. if requested by Shipper, such new connections shall be included within the Delivery Point(s) under this Agreement for shipment at the Committed Rates set forth in the Tariff, with appropriate, commercially reasonable, additional rates for any pumpovers or deliveries out of the Johnson’s Corner Pipeline System. Shipper agrees to take such actions and do such things as Carrier shall reasonably request in connection with its applications for, the processing of petitions, certificates, approvals and authorizations of any Governmental Authorities for such Tariff revisions.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 7.3 Modification. Carrier shall not amend, modify or supplement any provision of the Tariff in a manner that conflicts with this Agreement; provided, however, if FERC should modify or require that Carrier revise or amend an applicable Tariff in a manner that conflicts with the provisions of this Agreement, Carrier may seek approval of alternative Tariff provisions from FERC that would implement the provisions of this Agreement. Should FERC nonetheless require Carrier to revise or amend the Tariff in a manner that materially conflicts with the provisions of this Agreement (an “Adverse Ruling”), the Parties shall negotiate in good faith to amend this Agreement to comply with such Adverse Ruling in a manner that preserves, to the extent possible, the benefits, economic or otherwise, that each Party archived as of the effective date of this Agreement. Nothing contained herein shall restrict Carrier from amending the Tariff or filing new tariffs for additional services, so long as such new or amended tariffs do not conflict with the terms of this Agreement or restrict Shipper’s rights to receive Committed Firm Capacity hereunder during the Term. Carrier shall provide notice to Shipper upon filing any amendment, modification or supplement to the Tariff.

ARTICLE 8

QUALITY SPECIFICATIONS

Section 8.1 Quality Specifications. The quality specifications applicable to this Agreement are set forth in Item 30 of the Rules and Regulations.

ARTICLE 9

MEASUREMENT EQUIPMENT

Section 9.1 Measurement Facilities. Carrier shall install, own, operate and maintain Measurement Facilities to measure Crude Petroleum at all Receipt Point(s) located on the Johnson’s Corner Pipeline System. Measurement Facilities at such Receipt Point(s) shall meet current industry standards for custody transfer measurement. Shipper shall have the right to install check Measurement Facilities upstream of all Receipt Point(s).

Section 9.2 Notice of Measurement Facilities Inspection and Calibration. Each Party shall have the right, at its option, to have representatives present to observe any reading, inspecting, testing, calibrating, proving or adjusting of Measurement Facilities used in measuring or checking the measurement of receipts of Crude Petroleum under this Agreement. The data from such Measurement Facilities shall remain the property of the Measurement Facilities’ owner, but copies of such records shall, upon written request, be submitted to the requesting Party for inspection and verification.

Section 9.3 Measurement Accuracy Verification.

(a) Carrier shall calibrate Receipt Point and Delivery Point meters once per month or as often as required, as determined by Carrier in accordance with standard industry practices to reasonably assure accurate measurement. The volume of Crude Petroleum measured at the Receipt Point(s) and Delivery Point(s) will be measured by meters (including calibration and proving meters) and sampled in accordance with appropriate American Petroleum Institute (API) Manual for Petroleum Measurement Standards, latest revision, and adjusted to base (reference standard) conditions.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 9.4 Record Retention. The Party owning the Measurement Facilities shall retain and preserve all test data, meter recordings and similar records for any calendar year for a period of at least 24 months following the end of such calendar year unless Applicable Law requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

Section 9.5 Summary Measurement Reports. If Carrier develops summary measurement reports for the Johnson’s Comer Pipeline System, Carrier shall provide Shipper copies of such reports to Shipper upon Shipper’s request.

ARTICLE 10

NOTICES

Section 10.1 Notices. Unless otherwise provided herein, any notice, request, invoice, statement or demand which any Party desires to serve upon any other regarding this Agreement shall be made in writing and shall be considered as delivered (a) when hand delivered, (b) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), (c) if mailed by United States certified mail, postage prepaid, three Business Days after mailing, (d) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party or (e) when sent via email; provided that if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day. Notwithstanding the foregoing, if a Party desires to serve upon another a notice of default under this Agreement, the delivery of such notice shall be considered effective under this Section 10.1 only if delivered by any method set forth in the foregoing clauses (a) through (b). Any notice shall be given to the other Party or Parties at the following address(es), or to such other address as any Party shall designate by written notice to the others:

Shipper:	Oasis Petroleum Marketing LLC 1001 Fannin, Suite 1500 Houston, Texas 77002 Attn: Marian Hargis Phone: (281) 404-9627 Fax: (281) 404-9501 Email: mhargis@oasispetroleum.com

Carrier:	Oasis Midstream Services LLC 1001 Fannin, Suite 1500 Houston, Texas 77002 Attn: Jim Doss Phone: (713) 770-6445 Fax: 281 404 9501 E-Mail: jdoss@oasispetroleum.com

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ARTICLE 11

STATEMENTS AND PAYMENTS

Section 11.1 Statements and Notices. Not later than the tenth Business Day following the end of each Month, Carrier shall provide Shipper with a detailed statement in the form set forth on Exhibit E setting forth the volume of Crude Petroleum received by Carrier at the Receipt Point(s) in such Month, the Committed Rate and the MVC Shortfall Fee calculation as stated in Section 5.3, together with measurement summaries and all relevant supporting documentation, to the extent available on such tenth Business Day (with Carrier being obligated to deliver any such supporting documentation that is not available on such tenth Business Day as soon as it becomes available). Shipper shall make payment to Carrier by the later of: (a) the last Business Day of the Month in which such invoice is received or (b) ten Business Days after receipt of the invoice. Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Carrier to Shipper in writing from time to time or other means as mutually agreeable by the Parties. If any overcharge or undercharge in any form whatsoever shall at any time be found and the applicable invoice has been paid, Carrier shall refund any amount of overcharge, and Shipper shall pay any amount of undercharge, within 30 Days after final determination thereof; provided, however, that no retroactive adjustment will be made beyond a period of 24 Months from the date of a statement hereunder.

Section 11.2 Right to Suspend on Failure to Pay. If any undisputed amount due hereunder remains unpaid for 60 Days after the due date, Carrier shall have the right to suspend or discontinue the transportation services hereunder until any such past due amount is paid.

Section 11.3 Audit Rights. Either Carrier or Shipper, on not less than 30 Days prior written notice to the other, shall have the right, at its expense, at reasonable times during normal business hours, but in no event more than twice in any period of 12 consecutive Months, to audit the books and records of the other to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement. The scope of any audit shall be limited to transactions affecting Crude Petroleum tendered by or on account of Shipper hereunder and shall be limited to the 24 Month period immediately prior to the Month in which the notice requesting an audit was given. All statements, allocations, measurements, computations, charges or payments made in any period prior to the 24 Month period immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

Section 11.4 Payment Disputes. In the event of any dispute with respect to any payment hereunder, Shipper shall make timely payment of all undisputed amounts, and Carrier and Shipper will use good faith efforts to resolve the disputed amounts within 60 Days following the original due date. Any amounts subsequently resolved shall be due and payable within ten Days of such resolution.

Section 11.5 Interest on Late Payments. In the event that Shipper shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue from the date payment is due until the date payment is made at an annual rate equal to the lesser of (a) ten percent or (b) the maximum percentage permitted by Applicable Law.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 11.6 Excused Performance. Carrier will not be required to perform or continue to perform services hereunder, and Shipper shall not be obligated to deliver Crude Petroleum to the Johnson’s Comer Pipeline System in the event:

(a) the other Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

(b) the other Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within 90 Days of such filing; or

(c) the other Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

ARTICLE 12

FORCE MAJEURE

Section 12.1 Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure in writing to the other Parties promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 12.2 Definition of Force Majeure. The term “Force Majeure” as used in this Agreement shall mean any cause or causes not reasonably within the control of the Party claiming relief and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including acts of God; strikes, lockouts or other industrial disturbances; acts of the public enemy, acts of terror, sabotage, wars, blockades, military action, insurrections or riots; epidemics; landslides, subsidence, lightning, earthquakes, fires, storms or storm warnings; crevasses, floods or washouts; civil disturbances; explosions, breakage or accident to wells, machinery, equipment or lines of pipe; the necessity for testing or making repairs or alterations to wells, machinery, equipment or lines of pipe; freezing of wells, equipment or lines of pipe; inability of any Party hereto to obtain, after the exercise of reasonable diligence, necessary materials, supplies, rights of way or Permits; or any action or restraint by any Governmental Authority (so long as the Party claiming relief has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the claiming Party to comply with Applicable Law).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 12.3 Settlement of Strikes and Lockouts. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby.

Section 12.4 Payments for Services Performed. Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way affect or terminate Shipper’s obligation to make payment for the transportation services performed prior to such event of Force Majeure.

ARTICLE 13

INDEMNIFICATIONS

Section 13.1 Carrier. Subject to the terms of this Agreement, including Article 15 and Section 16.8, Carrier shall release, indemnify, defend, and hold harmless Shipper and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Carrier and (b) any breach of this Agreement by Carrier.

Section 13.2 Shipper. Subject to the terms of this Agreement, including Section 16.8, Shipper shall release, indemnify, defend, and hold harmless Carrier and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Shipper and (b) any breach of this Agreement by Shipper.

ARTICLE 14

CUSTODY AND TITLE

Section 14.1 Custody. As among the Parties, (a) Shipper shall be in custody, control and possession of Crude Petroleum hereunder until such Crude Petroleum is delivered to the Receipt Point(s) and (b) Carrier shall be in custody, control and possession of Crude Petroleum after it is delivered to Carrier at the Receipt Point until such point the Crude Petroleum is delivered to Shipper at the Delivery Point(s). The Party having custody and control of Crude Petroleum under the terms of this Agreement shall be responsible for, and shall defend, indemnify, release and hold the other Parties and their respective Affiliates, and its and their directors, officers, employees, agents, consultants, representatives, invitees and contractors harmless from and against, all claims and losses of whatever kind and nature for anything that may happen or arise with respect to such Crude Petroleum when such Crude Petroleum is in its custody and control, including claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding any claims and losses to the extent caused by or arising out of the negligence, gross negligence or willful misconduct of the party claiming indemnity.

Section 14.2 Shipper Warranty. Shipper represents and warrants that it owns, or has the right to deliver to the Johnson’s Corner Pipeline System, all Crude Petroleum delivered under this Agreement. If the title to Crude Petroleum delivered by Shipper hereunder is disputed or is involved in any legal action, Carrier shall have the right to cease receiving such Crude Petroleum, to the extent of the interest disputed or involved in legal action, during the pendency

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

of the action or until title is freed from the dispute, or until Shipper furnishes, or causes to be furnished, defense and indemnification to hold Carrier harmless from all claims arising out of the dispute or action, with surety acceptable to Carrier. Shipper shall release, indemnify, defend and hold harmless Carrier from and against all claims and losses arising out of or related to any liens, encumbrances or adverse claims on any of Shipper’s Crude Petroleum delivered to the Receipt Point(s).

Section 14.3 Title. Subject to Shipper’s responsibility for gains or losses pursuant to the Tariff, title to all Crude Petroleum delivered under this Agreement, including all constituents thereof, shall remain with and in Shipper at all times.

ARTICLE 15

TAXES

Section 15.1 Taxes. Shipper shall pay or cause to be paid and agrees to hold Carrier harmless as to the payment of all excise, gross production, severance, sales, occupation and all other Taxes, charges or impositions of every kind and character required by statute or by order of Governmental Authorities and levied against or with respect to any Crude Petroleum delivered by or on account of Shipper under this Agreement. Carrier shall not become liable for such Taxes, unless designated to remit those Taxes on behalf of Shipper by any duly constituted jurisdictional agency having authority to impose such obligations on Carrier, in which event the amount of such Taxes remitted on Shipper’s behalf shall be reimbursed by Shipper upon receipt of invoice, with corresponding documentation from Carrier setting forth such payments. Carrier shall pay or cause to be paid all Taxes, charges and assessments of every kind and character required by statute or by order of Governmental Authorities with respect to the Johnson’s Comer Pipeline System or provision of the transportation services performed under this Agreement. No Party shall be responsible nor liable for any Taxes or other statutory charges levied or assessed against the facilities of any other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.

ARTICLE 16

MISCELLANEOUS

Section 16.1 Rights. The failure of any Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 16.2 Applicable Laws. This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.

Section 16.3 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas, without regard to choice of law principles that would result in the application of the laws of a different jurisdiction.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(b) The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Harris County, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

(c) EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 16.4 Successors and Assigns.

(a) This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as set forth in Section 16.4(b), no Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Parties (such consent shall not be unreasonably withheld, conditioned or delayed) and any assignment or attempted assignment made otherwise than in accordance with this Section 16.4 shall be null and void ab initio.

(b) Notwithstanding the foregoing clause (c):

(i) Carrier shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Shipper, if such assignment is made to any Person to which the Johnson’s Corner Pipeline System or any part thereof has been or will be Transferred that assumes in writing all of Carrier’s obligations hereunder (if applicable, to the extent that part of the Johnson’s Corner Pipeline System being Transferred to such Person) and is an Affiliate of Carrier;

(ii) Carrier shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Carrier; and

(iii) Shipper shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Carrier, to an Affiliate and Shipper shall be released from its obligations under this Agreement to the extent of such assignment.

Section 16.5 Severability. If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (a) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (b) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (c) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by the Agreement prior to such modification.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 16.6 Confidentiality.

(a) Confidentiality. Except as otherwise provided in this Section 16.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by another Party or obtained by it in the performance of this Agreement and relating to another Party’s business (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the disclosing Party.

(b) Permitted Disclosures. Notwithstanding Section 16.6(a), disclosures of any Confidential Information may be made by any Party (i) to the extent necessary for such Party to enforce its rights hereunder against another Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations or by other compulsory process (including deposition, subpoena, interrogatory or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement (provided such third person agrees in writing to be bound by the terms of this Section 16.6); (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate or (vii) to financial advisors, attorneys and banks (provided such Persons are subject to a confidentiality undertaking consistent with this Section 16.6(b)).

(c) Notification. If a Party is or becomes aware of a fact, obligation or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 16.6(b)(ii) or (iii), it shall so notify in writing the disclosing Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

(d) Party Responsibility. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 16.6.

(e) Public Announcements. The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein permitted under this Section 16.6, the Party desiring to make such public announcement or statement shall provide the other Parties with a copy of the proposed announcement or statement prior to the intended release date of such announcement. The other Parties shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable efforts to (i) agree upon the text of a joint public announcement or statement to be made by all Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Parties to the text of a public announcement or statement. Nothing contained in this Section 16.6 shall be construed to require any Party to obtain approval of any other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, New York Stock Exchange or any other regulated stock exchange.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(f) Survival. The provisions of this Section 16.6 shall survive any expiration or termination of this Agreement for a period of one year.

Section 16.7 Entire Agreement, Amendments and Waiver. The exhibits to this Agreement are hereby incorporated by reference into this Agreement. This Agreement, including all exhibits hereto, integrates the entire understanding among the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement. No waiver by a Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 16.8 Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

Section 16.9 Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 16.10 Rights and Remedies. Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

Section 16.11 No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to any Party.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 16.12 Rules of Construction. In construing this Agreement, the following principles shall be followed:

(a) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c) the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d) the plural shall be deemed to include the singular and vice versa, as applicable;

(e) references to any Person (including any Governmental Authority) shall include such Person’s permitted successors and assigns;

(f) reference to any agreement, document or instrument shall mean such agreement, document or instrument as amended, replaced, restated or modified and in effect from time to time in accordance with the terms thereof;

(g) references to any Applicable Law (including any statute referenced in this Agreement) means such Applicable Law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and references to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

(h) references to any Exhibit, Article, Section or other sub-section shall be references to an Exhibit, Article, Section or other sub-section of this Agreement; and

(i) references to currency shall be references to the lawful money of the United States, unless otherwise indicated, and any payments and transfers of funds shall be made in immediately available funds.

Section 16.13 No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third Person shall be deemed a third party beneficiary of this Agreement.

Section 16.14 Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 16.15 Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page(s) Follows]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement to be effective for all purposes on the Effective Date.

OASIS PETROLEUM MARKETING LLC

By:	/s/ Greg Hills
Name:	Greg Hills
Title:	Sr. Vice President Marketing & Midstream

OASIS MIDSTREAM SERVICES LLC

By:	/s/ Robin Hesketh
Name:	Robin Hesketh
Title:	SVP Operations

Transportation Services Agreement

Signature Page

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT A

TERM AND MINIMUM VOLUME COMMITMENT

I.	Term (Minimum December 31, 2021 Term): December 31, 2021

II.	Minimum Volume Commitment and Ramp-Up Volumes (Minimum [***] BPD for Daily Volume Commitment):

MINIMUM VOLUME COMMITMENT1

Contract Year	Daily Volume Commitment (BPD)		Annual Commitment[2] (Barrels/Contract Year)
2016[3]	[	***]	[	***]
2017	[	***]	[	***]
2018 - 2021	[	***]	[	***]
2022
2023
2024
2025[4]

[1]	Shipper shall have the ability to ramp up its Annual Commitment for 2016 and 2017 upon mutual agreement with Carrier prior to execution of this Agreement, and then Shipper must hold its Annual Commitment constant in 2018 through 2021.
[2]	The Annual Commitment for each Contract Year shall equal the Daily Volume Commitment for such Contract Year multiplied by the number of Days in such Contract Year.
[3]	Volumes listed for 2016 are based on an October 1, 2016 Commencement Date and will be adjusted based on the actual Commencement Date and the Daily Volume Commitment listed above.
[4]	Shipper may include Daily Volume Commitments and Annual Commitments for additional Contract Years if desired.

Exhibit A-l

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT B

PRO FORMA RULES AND REGULATIONS

See attached.

Exhibit B-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT C

PRO FORMA TARIFF RATES

See attached

Exhibit C-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

PRO FORMA F.E.R.C. No. 2.0.0

OASIS MIDSTREAM SERVICES LLC

PROFORMA

LOCAL TARIFF

CONTAINING RATES

APPLYING ON TRANSPORTATION

OF

CRUDE PETROLEUM

BY PIPELINE

The rates named in this tariff are for the transportation of Crude Petroleum, subject to the rules and regulations published in Oasis Midstream Services LLC F.E.R.C. No. 1.0.0 and reissues thereof.

LIST OF POINTS FROM AND TO WHICH RATES APPLY

RATE IN CENTS PER BARREL OF CRUDE PETROLEUM

NORTH DAKOTA RECEIPTS	NORTH DELIVERIES	UNCOMMITTED SHIPPER RATE	COMMITTED SHIPPER RATE
Wild Basin Processing Facilities, McKenzie County	Johnson’s Comer Area -DAPL Pipeline and Tesoro Logistics, McKenzie County	39.00	40.00

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.

Issued Date:	Effective Date:

Issued by:

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT D

MVC SHORTFALL FEE EXAMPLE

Producer Minimum Volume Commitment Obligation (as per Section 5.3)	Johnson’s Corner Pipeline								Base Case
	2016		2017		2018		2019		2020		2021		2022		Totals
OMS Revenues
Committed Shipper Rate	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Annual Commitment (Bbl/d)		[***]		[***]		[***]		[***]		[***]		[***]
Annual Commitment (bbl/year) October, 2016 ID		[***]		[***]		[***]		[***]		[***]		[***]				[***]
Cumulative Minimum Volume Commitment		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Actual OMS Delivered Volume (bbl/yr)		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Credit for volumes tendered but not received (bbl/yr) *		[***]		[***]		[***]		[***]		[***]		[***]		[***]
MVC Credit Volumes		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Cumulative MVC Credit Volumes		[***]		[***]		[***]		[***]		[***]		[***]		[***]
MVC Shortfall Volumes		[***]		[***]		[***]		[***]		[***]		[***]
MVC Shortfall Fee	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
MVC Shortfall Fees previously paid	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
excess of the Cumulative MVC Credit Volumes over the Cum Min Vol Commitment		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Value of the excess Cum MVC Cr Vol over the Cum Min Vol Comm	$	[***]	$	[***]	$	[***]		[***]	$	[***]	$	[***]	$	[***]
MVC Shortfall Fee Credit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
MVC Shortfall Volume Credit		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Producer Payments
MVC Shortfall Fee	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
MVC Shortfall Fee Credit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Crude Oil Gathering Fee	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Fees	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Annual Fee per Delivery Point Volume ($/bbl)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]			$	[***]

*	Credit for Volumes tendered but not received up to [***]% of the Daily Volume Commitment as per the definition of MVC Credit Volumes and as per Section 5.3
***	Above examples provided represent current base case forecast

Producer Minimum Volume Commitment Obligation (as per Section 5.3)	Johnson’s Corner Pipeline								Example Case
	2016		2017		2018		2019		2020		2021		2022		Totals
OMS Revenues
Committed Shipper Rate	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Annual Commitment (Bbl/d)		[***]		[***]		[***]		[***]		[***]		[***]
Annual Commitment (bbl/year) October, 2016 ID		[***]		[***]		[***]		[***]		[***]		[***]				[***]
Cumulative Minimum Volume Commitment		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Actual OMS Delivered Volume (bbl/yr)		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Credit for volumes tendered but not received (bbl/yr) *		[***]		[***]		[***]		[***]		[***]		[***]		[***]
MVC Credit Volumes		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Cumulative MVC Credit Volumes		[***]		[***]		[***]		[***]		[***]		[***]		[***]
MVC Shortfall Volumes		[***]		[***]		[***]		[***]		[***]		[***]
MVC Shortfall Fee	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
MVC Shortfall Fees previously paid	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
excess of the Cumulative MVC Credit Volumes over the Cum Min Vol Commitment		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Value of the excess Cum MVC Cr Vol over the Cum Min Vol Comm	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
MVC Shortfall Fee Credit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
MVC Shortfall Volume Credit		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Producer Payments
MVC Shortfall Fee	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
MVC Shortfall Fee Credit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Crude Oil Gathering Fee	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Fees	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Annual Fee per Delivery Point Volume ($/bbl)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]			$	[***]

*	Credit for Volumes tendered but not received up to [***]% of the Daily Volume Commitment as per the definition of MVC Credit Volumes and as per Section 5.3
**	Above examples provided for illustrative purposes only and do not represent a forecast of actual volumes

Exhibit D-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT E

FORM OF MONTHLY STATEMENT

Shipper Invoice

Oasis Midstream Services LLC - Johnson’s Corner Pipeline

Nov-18

Shipper:	Oasis Petroleum Marketing LLC	Statement Date:	12/10/2018
Contact:	[***]	Payment Date:	12/30/2018
Phone:	[***]
E-mail:	[***]

	Volume		Rate		Amount
Committed Fee		[***]	$	[***]	$	[***]
Additional Committed Volumes (up to 25%)		[***]	$	[***]	$	[***]
Uncommitted Volumes		—	$	[***]		$—

Total Fees		[***]			$	[***]
Cum Min Vol Commitment through 2018		[***]
Cum MVC Credit Volume through November		[***]
Excess Cum MVC Cr Vol over the Cum MVC		[***]	$	[***]	$	[***]
MVC Shortfall Volume		[***]
MVC Shortfall Fee Previously Paid	$	[***]
MVC Shortfall Fee Credit applied					$	[***]
Remaining Shortfall Fee Previously Paid	$	[***]
Net Due					$	[***]

Contact:	[***]	OMS Bank Information
Phone:	[***]
Fax:	[***]
E-mail:	[***]

Exhibit E-1